UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑ Definitive Additional Materials
☐ Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12
AIM GROWTH SERIES (INVESCO GROWTH SERIES)
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☑	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

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4)	Date Filed:

Proxy Voting Information Proxy statements were mailed on or about January 28, 2011, to shareholders of record as of the close of business on January 14, 2011 for the Invesco Funds with the exception of Invesco Van Kampen V.I. Global Tactical Asset Allocation Fund and Invesco V.I. Global Multi-Asset Fund, which had a record date as of the close of business on January 21, 2011. The purpose of the proxy statement, among other things, is to approve an agreement and plan of reorganization. The proxy statement contains disclosure information about the proposal for which votes have been solicited. You can also access your Fund’s proxy statement, common questions regarding your Fund’s proposal, annual report, and semi-annual report by clicking on the fund name listed below. Select your fund Related Links Invesco Product Line Reorganization (PDF) How to vote You may cast your vote by any of the following methods. However you choose to vote, it is important that you vote now to save the expense of additional solicitations. By Internet You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. Enter the control number listed on the proxy card you received in the mail and follow the instructions on the web site. By Telephone Call toll-free 1.800.337.3503 to vote for the Invesco Retail and Asset Allocation Funds. Enter the control number listed on the proxy card and follow the recorded instructions. Call toll-free 1-866-298-8476 to vote for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds). Enter the control number listed on the proxy card and follow the recorded instructions. By Mail Complete and sign the proxy card and return it in the postage-paid envelope provided in the shareholder mailing. In Person The shareholder meeting for the AIM Variable Insurance Funds (Invesco Variable Insurance Funds) and the Invesco Asset Allocation Funds will be held on April 1, 2011. The shareholder meeting for the Invesco Funds will be held on April 14, 2011. Please notify Invesco at 1.800.952.3502 if you plan to attend any of the above meetings.

Proxy Tool
Select your fund

Target Fund	CUSIP	Symbol	Acquiring Fund	CUSIP	Symbol

Invesco Moderate Growth Allocation Fund			Invesco Growth Allocation Fund
Class A	00141M366	AAMGX	Class A	00141M549	AADAX
Class B	00141M358	AMBGX	Class B	00141M531	AAEBX
Class C	00141M341	ACMGX	Class C	00141M523	AADCX
Class Y	00888U480	AAMYX	Class Y	00888U613	AADYX
Class R	00141M333	RAMGX	Class R	00141M515	AADRX
			Class S	00888W205	AADSX
Institutional	00141M325	AIMGX	Institutional	00141M499	AADIX

Invesco Van Kampen Asset Allocation Growth Fund			Invesco Growth Allocation Fund
Class A	00888W858	VKAAX	Class A	00141M549	AADAX
Class B	00888W841	VKABX	Class B	00141M531	AAEBX
Class C	00888W833	VKACX	Class C	00141M523	AADCX
Class Y	00888W825	VKAIX	Class Y	00888U613	AADYX
			Class R	00141M515	AADRX
			Class S	00888W205	AADSX
			Institutional	00141M499	AADIX

Invesco Van Kampen Asset Allocation Moderate Fund			Invesco Moderate Allocation Fund
Class A	00888W817	VAMAX	Class A	00141M432	AMKAX
Class B	00888W791	VAMBX	Class B	00141M424	AMKBX
Class C	00888W783	VAMCX	Class C	00141M416	AMKCX
Class Y	00888W775	VAMIX	Class Y	00888U498	ABKYX
			Class R	00141M390	AMKRX
			Class S	00888W304	AMKSX
			Institutional	00141M382	AMLIX

Invesco Conservative Allocation Fund			Invesco Moderately Conservative Allocation Fund
Class A	00141M481	ACNAX	Class A	00141M317	CAAMX
Class B	00141M473	ACNBX	Class B	00141M291	CMBAX
Class C	00141M465	ACNCX	Class C	00141M283	CACMX
Class Y	00888U639	ACNYX	Class Y	00888U472	CAAYX
Class R	00141M457	ACNRX	Class R	00141M275	CMARX
Class S	00888W106	ACSSX	Class S (new share class)
Institutional	00141M440	ACNIX	Institutional	00141M267	CMAIX

Invesco Van Kampen Asset Allocation Conservative Fund			Invesco Moderately Conservative Allocation Fund
Class A	00888W809	VACAX	Class A	00141M317	CAAMX
Class B	00888W882	VACBX	Class B	00141M291	CMBAX
Class C	00888W874	VACCX	Class C	00141M283	CACMX
Class Y	00888W866	VACIX	Class Y	00888U472	CAAYX
			Class R	00141M275	CMARX
Class S (new share class)
			Institutional	00141M267	CMAIX
If you have any questions...
If you have questions on the proxy statement or the voting process, please contact your financial consultant or call Invesco toll-free at 1.800.959.4246 any business day between 7:00 a.m. and 6:00 p.m. CT.
If we have not received your proxy card after a reasonable amount of time, a representative from our proxy solicitation firm, Computershare Fund Services, may contact you to remind you to exercise your right to vote.
Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan
NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE
Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisers for a prospectus/summary prospectus.
All data provided by Invesco unless otherwise noted.
Invesco Distributors, Inc. is a U.S. distributor for retail mutual funds, exchange-traded funds, institutional money market funds and unit investment trusts. Van Kampen Funds Inc. is a sponsor of unit investment trusts. Both entities are wholly owned, indirect subsidiaries of Invesco Ltd.
Invesco Distributors, Inc. 09/2009
©2011 Invesco Ltd. All rights reserved.

Invesco Proxy Information by Fund
Invesco Conservative Allocation Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco Moderate Growth Allocation Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)

Invesco Van Kampen Asset Allocation Conservative Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Invesco Van Kampen Asset Allocation Growth Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)

Invesco Van Kampen Asset Allocation Moderate Fund
1.	Please read the proxy statement in full. (PDF)

2.	Access some typical questions that shareholders may have regarding the proxy statement. (PDF)

3.	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com.
Additional fund materials:
•	Prospectus (PDF)

•	Annual Report (PDF)

•	Semiannual Report (PDF)
Prospectuses | Help | Site Map | Terms of Use | Privacy | Legal Information | Business Continuity Plan
Invesco Investment Services, Inc. 07/2010
©2011 Invesco Ltd. All rights reserved.

QUESTIONS & ANSWERS FOR:
Invesco Conservative Allocation Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 1, 2011 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 1, 2011 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between Invesco Conservative Allocation Fund (the “Target Fund”), a series of AIM Growth Series (Invesco Growth Series) (the “Trust”) and Invesco Moderately Conservative Allocation Fund (the “Acquiring Fund”), a series of the Trust, providing for: (a) the acquisition of all of the assets and assumptions of all of the liabilities of each Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Moderate Growth Allocation Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 1, 2011 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 1, 2011 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between Invesco Moderate Growth Allocation Fund (the “Target Fund”), a series of AIM Growth Series (Invesco Growth Series) (the “Trust”) and Invesco Growth Allocation Fund (the “Acquiring Fund”), a series of the Trust, providing for: (a) the acquisition of all of the assets and assumptions of all of the liabilities of each Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Van Kampen Asset Allocation Conservative Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 1, 2011 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 1, 2011 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between Invesco Van Kampen Asset Allocation Conservative Fund (the “Target Fund”), a series of AIM Growth Series (Invesco Growth Series) (the “Trust”) and Invesco Moderately Conservative Allocation Fund (the “Acquiring Fund”), a series of the Trust, providing for: (a) the acquisition of all of the assets and assumptions of all of the liabilities of each Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Van Kampen Asset Allocation Moderate Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 1, 2011 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 1, 2011 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between Invesco Van Kampen Asset Allocation Moderate Fund (the “Target Fund”), a series of AIM Growth Series (Invesco Growth Series) (the “Trust”) and Invesco Moderate Allocation Fund (the “Acquiring Fund”), a series of the Trust, providing for: (a) the acquisition of all of the assets and assumptions of all of the liabilities of each Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

QUESTIONS & ANSWERS FOR:
Invesco Van Kampen Asset Allocation Growth Fund
We encourage you to read the proxy statement in full; however, the following represent some typical questions that shareholders may have regarding the proxy statement.
HOW DO I VOTE?
Voting may take place in the following ways:
•	You may vote your shares at www.proxy-direct.com unless your shares are held through a broker, in which case you may vote your shares at www.proxyvote.com. You will need the control number from your proxy card to vote on the Internet. Because Internet voting is the most economical way to vote your proxy, we encourage all shareholders to use this method.

•	You may call in your vote to a 24-hour automated system at 1-800-337-3503. You will need the control number from your proxy card to vote by telephone. For questions or to vote through a customer service representative you may call 1-866-438-4810; you will be asked to verify your identity by providing certain information such as your current address and ZIP code.

•	You may indicate your vote on the proxy card and return it in the postage-paid envelope mailed to you with this proxy statement.

•	If you do attend the meeting, you may vote your shares in person. Please notify us by calling 1-800-952-3502 if you plan to attend the meeting.
HOW DOES THE BOARD RECOMMEND THAT I VOTE?
The Board recommends that you vote FOR the proposal.
WHY SHOULD I VOTE?
Every vote is important. If shareholders fail to vote their proxies, the fund may not receive enough votes to go forward with the April 1, 2011 shareholder meeting. If this happens, additional solicitations may have to be made to obtain a quorum, or proxies may have to be resent to shareholders, which will result in additional expense to the fund.
WHO HAVE WE CONTRACTED FOR THE SERVICES OF A PROXY SOLICITOR?
We have hired Computershare Fund Services as the Fund’s proxy solicitor. If we do not receive your vote after a reasonable amount of time, you may receive a telephone call from them reminding you to vote your shares.
WILL MY VOTE BE CONFIDENTIAL USING THE ONLINE PROXY VOTING SYSTEM?
The Web proxy voting system offered by proxy-direct.com maintains a high level of security to ensure the confidentiality of your vote. Security features include:
•	Secure Sockets Layer (SSL) — A security measure that encrypts all information that travels between proxy-direct.com Web server and the shareholder’s computer.

•	Control Number — Each shareholder is required to enter his or her control number. proxy-direct.com verifies the number and presents the holder with the proxy card.

•	Firewall — To protect the confidentiality of your account records, proxy-direct.com uses only control numbers and card codes to register votes. Voted positions are then periodically uploaded to our master database of shareholders listed as of the record date. All account-specific data remains behind our firewall.

HOW DO I SIGN THE PROXY CARD?
The following general rules for signing proxy cards may be of assistance to you and could help avoid the time and expense involved in validating your vote if you fail to sign your proxy card properly.
Individual and Joint Accounts: Shareholders and joint owners should sign exactly as their name appears in the account registration shown on the proxy card.
All Other Accounts: The capacity of the individual signing the proxy card (for example, “trustee”) should be indicated unless it is reflected in the form of registration. If a corporation, limited liability company, or partnership, please sign full entity name and indicate the signer’s position with the entity.
WHAT IS THE DEADLINE FOR VOTING?
All votes must be received before or at the shareholder meeting, which will be held on April 1, 2011 at 3:00 p.m. Central time.
WHAT IS THE PROPOSAL BEING PRESENTED AT THE MEETING AND WHAT AM I BEING ASKED TO VOTE ON?
•	To approve an Agreement and Plan of Reorganization between Invesco Van Kampen Asset Allocation Growth Fund (the “Target Fund”), a series of AIM Growth Series (Invesco Growth Series) (the “Trust”) and Invesco Growth Allocation Fund (the “Acquiring Fund”), a series of the Trust, providing for: (a) the acquisition of all of the assets and assumptions of all of the liabilities of each Target Fund by the Acquiring Fund in exchange for shares of a corresponding class of the Acquiring Fund; (b) the distribution of such shares of the corresponding class to the shareholders of the Target Fund; and (c) the liquidation and termination of the Target Fund.
WHERE CAN I FIND MORE INFORMATION CONCERNING THE PROPOSALS?
Further details about the proposals can be found in the proxy statement.

Thank you for calling Invesco.
If you plan to attend the Invesco Variable Insurance Fund and Invesco Asset Allocation Funds Shareholder Meeting Press 1.
If you plan to attend the Invesco Retail Funds Shareholder Meeting Press 2.
OPTION 1	Thank you for planning to attend the upcoming Shareholder Meeting currently scheduled for 3:00 p.m. central time on April 1, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

OPTION 2	Thank you for planning to attend the upcoming Shareholder Meeting currently scheduled for 3:00 p.m. central time on April 14, 2011.

Please press 1 then state your full name and the number of persons that will be attending the meeting. Thank you for calling Invesco.

If you have questions about this proxy Press 2.

OPTION 2 Thank you for calling Invesco. You are now being routed to the client services phone que. [Internal note they will be routed to ext. 2326.]

Again thank you for calling Invesco.

INVESCO PROXY Job# 22136 — TOUCH-TONE TELEPHONE VOTING SCRIPT

** PROXY CARD **	IVR Revision 12-22-10
WHEN CONNECTED TO OUR PHONE VOTING SYSTEM ACCESSED VIA OUR TOLL-FREE NUMBER 1-800-337-3503, THE SHAREHOLDER HEARS:

THE INITIAL PROMPT:
“Thank you for calling the proxy voting line. Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit number inside. Please enter that number now.”
AFTER THE SHAREHOLDER ENTERS THEIR 14 DIGIT CONTROL NUMBER, HE/SHE HEARS:
“Next, located in the un-shaded box is an 8 digit number. Please enter this number now.”
THEN YOU HEAR:
“Thank you. Please hold while I validate those numbers.”
IF VALID CODES WERE ENTERED, THE SHAREHOLDER WILL HEAR THE FOLLOWING JOB SPECIFIC SPEECH:
“Okay, you’ll be voting your proxy for shares in the Invesco Funds”
IF THERE IS A PRIOR VOTE IN THE SYSTEM FOR THE CONTROL NUMBER ENTERED YOU HEAR:
“I see that you’ve already voted. If you don’t want to change your vote you can just hang-up. Otherwise, remain on the line and I’ll take you through the voting process again...”
IF THERE IS NO PRIOR VOTE, THE FOLLOWING IS HEARD:
“I’m about to take you through the voting process. Please keep your voting card or meeting notice in front of you to follow along. Okay, let’s begin...”
THE VOTING OPTIONS ARE THEN OFFERED:
“You can vote in one of two ways...To vote as the Board Recommends on the Proposals, press 1;
or To vote directly on the Proposal, press 2.”

OPTION 1: VOTING AS THE BOARD RECOMMENDS:
IF THE SHAREHOLDER PRESSES 1 TO VOTE AS THE BOARD RECOMMENDS ON THE PROPOSAL, HE/SHE WILL HEAR:
“Please note: Your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote on the proposal in accordance with the recommendations of the Board.”
“If this is correct, press 1; otherwise, press 2. If you’d like to hear the information again, press # (pound). ”
IF THE SHAREHOLDER PRESSES 1, INDICATING THE VOTE IS CORRECT, HE/SHE WILL HEAR:
“Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice.
I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” The system then prompts the voting options again.
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY CHOOSE TO VOTE ANOTHER PROXY THEY HEAR:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”

OPTION 2: IF THE SHAREHOLDER OPTS TO VOTE ON THE PROPOSAL DIRECTLY:
THE SHAREHOLDER HEARS:
“Okay, I’ll take you through the proposal”
THEN, MATCHING THE SHAREHOLDER’S PROXY CARD, THEY WILL BE PROMPTED TO VOTE ON THE PROPOSAL:
“PROPOSAL 1: [FOR ONE HOLDING THEY HEAR]: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
[FOR MULTIPLE HOLDINGS THEY HEAR]: “To vote FOR on ALL HOLDINGS, Press 1;
AGAINST on ALL HOLDINGS, Press 2; Or to ABSTAIN on ALL HOLDINGS, Press 3
or to vote on EACH HOLDING INDIVIDUALLY, press 4.”
WHEN A SHAREHOLDER OWNS MULTIPLE HOLDINGS AND CHOOSES TO VOTE ON EACH HOLDING INDIVIDUALLY, THEY HEAR:
FOR HOLDING 1: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
FOR HOLDING 2: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
FOR HOLDING 3: “To vote FOR Press 1; AGAINST Press 2; Or to ABSTAIN Press 3”
WHEN THE SHAREHOLDER HAS COMPLETED VOTING ON THE PROPOSALS, HE/SHE WILL HEAR:
“Okay, you’ve finished voting but your vote has not yet been recorded.”
“To hear a summary of how you voted, press 1; To record your vote, Press 2.”
IF THE SHAREHOLDER PRESSES 1, TO HEAR A SUMMARY OF THEIR VOTES, HE/SHE WILL HEAR:
“Please note your vote will be cast automatically should you decide to hang up during the summary.”
“You’ve elected to vote as follows...” [THEN A PLAYBACK OF THE VOTES COLLECTED FOR EACH PROPOSAL IS HEARD]
AFTER THE VOTE PLAYBACK, THE SHAREHOLDER HEARS:
“If this is correct, press 1; Otherwise, press 2. If you’d like to hear the information again press # (pound).”
IF THE CALLER CHOOSES TO RECORD THEIR VOTE (EITHER BEFORE OR AFTER THE SUMMARY IS HEARD), THEY HEAR:
"(Okay) Please hold while I record your vote.”
THEN THEY HEAR:
“Your vote has been recorded. It’s not necessary for you to mail in your proxy card or meeting notice. I’m now going to end this call unless you have another proxy card or meeting notice to vote or you want to change your vote. If you need to vote again, press one now.”
IF THE SHAREHOLDER PRESSES 2, INDICATING AN INCORRECT VOTE, HE/SHE WILL HEAR:
“Okay, lets change your vote.” [The system then prompts the voting options again.]
AFTER THE SHAREHOLDER’S VOTE IS RECORDED, IF THEY ELECT TO VOTE ANOTHER PROXY, HE/SHE HEARS:
“Before you can vote, I’ll need to validate some information from your proxy card or meeting notice. On your card or notice there’s a shaded box with a 14 digit # inside. Please enter that number now.”
IF THE SHAREHOLDER ELECTS TO END THE CALL, HE/SHE WILL HEAR:
“Thank you for voting, goodbye.”